SEASONS SERIES TRUST

Supplement to the Statutory Prospectus Dated July 29, 2013

Effective immediately, for the following portfolio:

Diversified Fixed Income Portfolio (the “Portfolio”) in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2013	Senior Vice President and Chief Investment Officer
Andrew Doulos	2013	Vice President and Portfolio Manager
Andrew Sheridan	2013	Vice President and Portfolio Manager

In the Management section under Information about the Investment Adviser’s Management of Certain Portfolios the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:

“Diversified Fixed Income Portfolio is managed by Timothy Pettee, Andrew Doulos and Andrew Sheridan. Mr. Pettee, Senior Vice President and Chief Investment Officer, joined SAAMCo in 2003. Mr. Doulos, Vice President and Portfolio Manager, joined SAAMCo in 2004. He also serves as portfolio manager of certain money market funds. Mr. Sheridan, Vice President and Portfolio Manager, joined SAAMCo in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SAAMCo research team.”

Dated: August 2, 2013

Version: Combined Master.

SEASONS SERIES TRUST

Supplement to the Statement of Additional Information dated July 29, 2013

Effective immediately, under the heading PORTFOLIO MANAGERS, under the section “Other Accounts,” in regard to SunAmerica Asset Management Corp., the disclosure with respect to Michael Cheah, CFA is deleted in its entirety and the chart is supplemented with the following:

			Other Accounts (As of March 31, 2013)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Portfolio	Advisers/ Subadviser	Portfolio Managers	No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Diversified Fixed Income	SAAMCo	Doulos, Andrew	3	$1,281	—	—	—	—
		Pettee, Timothy	5	$3,090	—	—	—	—
		Sheridan, Andrew	1	$142	—	—	—	—

Dated: August 2, 2013